UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 10, 2004


                               ARADYME CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-50038             33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                  677 E 700 S, Suite 201
                     American Fork, UT                     84003
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         (Address of principal executive offices)        (Zip code)


                                  801-756-9585
              -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                             ITEM 8.01--OTHER EVENTS

         On December 9, 2004, Aradyme Corporation ("Aradyme") signed a subcontract agreement with Accenture LLP to provide data migration services for the delivery of voter registration and election management solutions for the State of Wisconsin to help the state comply with the national Help America Vote Act of 2002, or HAVA.

         According to the terms of the agreement, Aradyme will help collect and provide the data extraction, transformation and loading solution needed to consolidate Wisconsin's 363 electronic county and municipal voter registration systems into a single, statewide system. Aradyme's extraction, transformation and loading services, which are made possible because of Aradyme's underlying dynamic database technology, are provided as part of Accenture's Election Services Management(tm) product.

         The working relationship of Aradyme with Accenture and the State of Wisconsin is expected to continue through 2005.

         Under HAVA, each state is required to establish and maintain a single, central, uniform, official and interactive computerized statewide voter registration database defined, maintained, and administered at the state level. For more information on HAVA requirements, visit http://www.fec.gov/hava/hava.htm.

         Aradyme (OTCBB:ADYE) is a data technologies company that provides data migration and applications development solutions. These services and solutions are made possible by a suite of exclusive database management tools and a database platform. For more information about Aradyme, call (801)756-9585 or visit the company's web site at www.aradyme.com.
                               ___________________

         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. We intend that the forward-looking statements will be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that describe our future strategic plans, goals or objectives are also forward-looking statements.

         Although we have attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as described in this report. These forward-looking statements are only predictions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially. While we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The forward-looking information is based on present circumstances and on our predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences from those now assumed or anticipated. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Aradyme's Annual Report on Form 10-KSB for the year ended September 30, 2003, and other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ARADYME CORPORATION
                                                      Registrant


Dated: December 10, 2004                              By /s/ James R. Spencer
                                                         -----------------------
                                                         James R. Spencer,
                                                         Chief Executive Officer

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